Vanguard GNMA Fund
Supplement Dated July 1, 2020, to the Prospectus and Summary Prospectus Dated May 29, 2020
Effective at the close of business on June 30, 2020, Michael F. Garrett has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard GNMA Fund. Brian Conroy and Joseph F. Marvan remain as the portfolio managers of the Fund.
All references to Mr. Garrett and corresponding disclosure related to Mr. Garrett in the Fund’s Prospectus and Summary Prospectus are hereby deleted. The Fund’s investment objective, strategies, and policies remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 036B 072020

Vanguard Fixed Income Securities Funds
Supplement Dated July 1, 2020, to the Statement of Additional Information Dated May 29, 2020
Important Change to Vanguard GNMA Fund
Effective at the close of business on June 30, 2020, Michael F. Garrett has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard GNMA Fund. Brian Conroy and Joseph F. Marvan remain as the portfolio managers of the Fund.
All references to Mr. Garrett and corresponding disclosure related to Mr. Garrett in the Fund’s Statement of Additional Information are hereby deleted. The Fund’s investment objective, strategies, and policies remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 028C 072020